MESSAGE
To Our Shareholders

At December 31, 1995, the net asset value of shares of Babson-Stewart Ivory International
Fund was $16.85, which represents a total return
(price change and reinvested distributions) of 8.11% for the previous six months, and 12.64% for the calendar year. Comparisons against the unmanaged Morgan Stanley Capital International
(MSCI) EAFE and other indices are as follows:

	Investment Results - Total Return
	Periods Ended 12/31/95
	Fourth Quarter	Previous Twelve
	1995	Months
BSIIF                         1.61%     12.64%
MSCI EAFE* Index**            4.13%     11.54%
MSCI World Index**            4.87%     21.31%
S&P 500 Index**               6.02%     37.53%
Lipper International Funds
 (avg. 296 funds)             1.93%     9.41%

*Europe, Australia, Far East
**unmanaged

The Fund's average annual compounded total returns for five years and the life of the Fund
(inception December 7, 1987) as of December 31, were 11.50% and 9.33%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

While the Fund performed relatively well over the past 12 months, its underperformance in the past quarter was mainly due to underweighted positions in financial stocks. This was particularly the case in Japan, where bank stocks were much stronger, but was also true in Continental Europe. Currency movements over the past quarter were mostly adverse, with practically all currencies weakening against the U.S. dollar. The Fund's asset allocation mix was favorable, however, with its underweighted position in Japan an advantage, as the yen was the weakest major currency late in 1995.

Recent portfolio activities show net additions in Europe and Latin America, with reductions in the UK, Belgium, Italy, Spain, Sweden and
Australia. Portfolio purchases mainly reflected new cash inflows, and the Fund's cash position was just over 4% at December 31.

The inventory-lead slowdown in global activity has continued, with downward revisions to Gross
Domestic Product forecasts in the U.S., Europe and Asia. Such forecasts range between 2-3% for the U.S. and 1-3% for European countries and Japan. The revised numbers could lead to more positive assumptions for inflation and interest rate outlooks, but may result in some downgrading of corporate profit forecasts for 1996.

Growth forecasts for Southeast Asia remain above those of the industrialized world, although they may also face scrutiny in coming months. An inflation rate of 6-7% compares unfavorably with the U.S., Japan and Europe, leading to fears of overheating and of government moves to reduce excessive growth. Mainland China's more aggressive stance towards Taiwan has also lead to fears of increased political tension between those countries as well as elsewhere in Asia.

We expect an improved contribution to
performance from Japanese companies, which was a major factor in our lack of progress in 1995. A more assertive coalition government, working towards the resolution of the banking crisis, would be positive news for the economy and market as a whole, and our Japanese portfolio should benefit from earnings recovery by manufacturers and consumer-oriented service sectors. Europe and the U.S. are expected to produce more modest returns than last year, as companies become vulnerable to correction of earnings forecasts, or otherwise fail to live up to high investor expectations. This has especially been demonstrated recently in the technology area, as the slow down in the cycle for semi-conductors and cellular phones has affected U.S. and leading European players.

Fund shareholders are reminded that Jones &
Babson offers a wide variety of no-load mutual funds to meet an investor's various financial objectives. Low cost Individual Retirement
Accounts (IRA) and prototype retirement plans are also available. It's easy to open or transfer your IRA to Jones & Babson. Just call and ask for our free IRA Investor Kit. The kit contains an easy-to-complete IRA application and transfer form.

Thank you for your continuing interest in Babson-Stewart Ivory International Fund.

Sincerely,

Larry D. Armel
President

STATEMENT OF NET ASSETS
December 31, 1995 (unaudited)

Shares	CompanY AND DESCRIPTION	Market Value
COMMON STOCKS - 96.26%

ARGENTINA - 0.61%
	27,700	Quilmes
                (Brewing)                             $     432,120
AUSTRALIA - 3.88%
	95,469	Brambles
                (Transport, plant services)               1,064,393
     62,406    Lend Lease
                (Real estate)                               904,502
	123,750	Western Mining
                (Diversified base metals)                   794,708
                                                          2,763,603
BELGIUM - 1.24%
	3,200	Colruyt
                (Food retailing)                            879,647
BRAZIL - 0.14%
	17,750	Makro Atacadista
                (Wholesale & retail warehouse)              100,820
CHILE - 0.48%
	8,500	Genesis Chile Fund
                (Investment in Chile)                       340,000
DENMARK - 1.58%
	10,000	Sophus Berendsen
                (Environmental, industrial services)      1,125,619
FRANCE - 6.19%
	1,800	Carrefour
                (Food retailing)                          1,092,056
	3,500	Comptoirs Modernes
                (Food retailing)                          1,136,410
	9,500	Guilbert
                (Office supplies, paper)                  1,115,479
	8,750	SEB
                (Electrical appliances)                   1,063,151
                                                          4,407,096
GERMANY - 5.69%
	2,500	Buderus
                (Heating systems)                           972,464
	18,000	Kiekert
                (Auto safety equipment)                   1,069,083
	1,680	Linde
                (Engineering)                               980,244
	1,350	Rheinelektra
                (Electric utility, machinery)             1,025,793
                                                          4,047,584
HONG KONG - 5.46%
	2,301,625	CDL Hotels
                (Regional hotel group)                    1,160,858
	2,000,000	Gold Peak
                (Batteries)                                 989,331
	250,000	Johnson Electric
                (Micro-motors)                              446,169
	230,000	Shaw Bros.
                (T.V. network, film production
                and distribution)                           252,829
	1,690,000	South China Morning Post
                (Publishing)                              1,032,687
                                                          3,881,874
INDONESIA - 0.51%
	10,000	Indosat
                (Telecommunications)                        365,000
IRELAND - 1.08%
	100,000	Kerry Group
                (Food manufacturing)                        768,753
ITALY - 3.11%
	20,000	Luxottica
                (Eyeglass frames)                         1,170,000
	23,000	Industrie Natuzzi
                (Furniture manufacturing)                 1,043,625
                                                          2,213,625
JAPAN - 31.17%
	44,000	Amada Metrecs
                (Machine tools, robotics)                   703,148
	38,850	Canon Sales
                (Distribution of Canon
                products)                                 1,034,746
	117,000	Daicel Chemical
                (Chemicals, plastics)                       665,172
	63,000	Hitachi Metals
                (Specialty metals)                          787,119
	34,000	Hoya
                (Optical/electronic products)             1,169,007
	28,000	Kato Denki
                (Electrical appliance
                retailing)                                  726,780
	7,000	Keyence
                (Sensors)                                   806,780
	93,000	Komatsu
                (Construction machinery)                    765,617

JAPAN (Continued)
	68,000	Kurimoto
                (Cast iron & pvc pipes)                     691,525
	23,000	Kurita
                (Water treatment equipment)                 612,591
	12,000	Kyocera
                (Electronic components)                     891,429
	37,000	Mori Seiki
                (Machine tools)                             834,964
	12,000	Murata
                (Electronic components)                     441,646
	73,000	NEC
                (Integrated electronics)                    890,847
	69,000	NGK Spark Plug
                (Spark plugs, ceramic
                packaging)                                  868,765
	10,000	Nichiei
                (Consumer finance)                          745,763
	34,400	Nissen
                (Mail order retailing)                      806,276
	10,000	Promise
                (Consumer lending)                          481,356
	26,400	Rinnai
                (Gas appliances)                            616,213
	13,000	Rohm
                (Semiconductors)                            734,044
	10,000	Seven Eleven
                (Convenience stores)                        705,085
	21,000	Shimamura
                (Womenswear retailing)                      811,525
	15,000	Sony
                (Consumer electronics)                      899,274
	76,000	Sumitomo Marine & Fire
                (Fire & casualty insurance)                 624,194

JAPAN (Continued)
	120,000	Sumitomo Warehouse
                (Warehousing, transport)                    772,881
	70,000	SxL
                (Housebuilding)                             725,424
	97,000	Toshiba
                (Integrated electronics)                    760,029
	22,000	Tostem
                (Aluminum window frames)                    730,847
	24,800	Xebio
                (Apparel, sportswear)                       876,707
                                                         22,179,754
KOREA - 1.00%
	18,000	Korea Electric Power
                (Electric utility)                          714,663
MALAYSIA - 1.06%
	240,000	Perlis Plantations
                (Trading, mining, agriculture)              751,270
MEXICO - 0.57%
	87,000	Grupo Modelo
                (Brewing)                                   405,962
NETHERLANDS - 6.86%
	28,000	KPN
                (Postal, telecom services)                1,017,262
	47,000	Otra
                (Technology wholesalers)                    834,735
	10,000	Nutricia
                (Processed food)                            808,874
	20,500	Polygram
                (Recorded music)                          1,088,428
	12,000	Wolters Kluwer
                (Publishing)                              1,135,165
                                                          4,884,464
NEW ZEALAND - 0.82%
	135,000	New Zealand Telecom
                (Utility)                                   582,505
SINGAPORE - 2.79%
	100,000	Robinson
                (Department store)                          417,109
	120,000	Trans-Island Bus Services
                (Bus transport)                             293,531
	990,000	Utd Industrial
                (Real estate)                               972,853
	160,000	United Overseas Land
                (Real estate)                               304,277
                                                          1,987,770
SPAIN - 0.79%
	25,000	Continente Centros
               Commerciales
                (Hypermarkets)                              564,716
SWEDEN - 2.83%
	29,500	Astra
                (Pharmaceuticals)                         1,177,388
	15,000	Hennes & Mauritz
                (Retailing)                                 835,881
                                                          2,013,269
SWITZERLAND - 3.09%
	2,000	Phoenix Meccano
                (Customized electric casings)             1,002,167
	1,300	Sandoz
                (Pharmaceuticals and
                chemicals)                                1,196,879
                                                          2,199,046
UNITED KINGDOM - 15.31%
	93,000	Argos
                (Mail order, retailing)                     860,095
	138,000	Bowthorpe
                (Electronics components,
                instruments)                                900,140
	125,000	British Sky Broadcast
                (Satellite TV broadcasting)                 789,137
	104,324	Cadbury Schweppes
                (Food, soft drinks)                         861,131
	182,000	Electrocomponents
                (Electronics)                             1,016,136
	72,000	Granada
                (Hotels, leisure)                           721,230
	161,000	Hays
                (Business services)                         940,146

UNITED KINGDOM (Continued)
	237,000	MacFarlane
                (Printing, packaging)                       795,030
	103,000	Marks & Spencer
                (Retailing)                                 719,832
	343,000	Morrison Supermarket
                (Supermarkets)                              745,768
	38,000	Reed International
                (Publishing)                                579,236
	103,000	Reuters
                (News, data services)                       942,980
	93,000	SmithKline Beecham
                (Pharmaceuticals)                         1,025,470
                                                         10,896,331

TOTAL COMMON STOCKS - 96.26%                             68,505,491

Short-Term Investments -  4.18%                           2,977,728

TOTAL INVESTMENTS - 100.44%                         $    71,483,219

Other assets less liabilities - (0.44%)                    (318,087)

TOTAL NET ASSETS - 100.00%
	(equivalent to $16.85 per share;
     10,000,000 shares of $1.00 par value
     capital shares authorized; 4,223,284 shares
     outstanding)                                   $    71,165,132

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995 (unaudited)

ASSETS:
	Investments, at market value
      (identified cost $59,836,009)                 $    71,483,219
     Cash held in United States depositories                    846
     Receivable for investments sold                        121,213
     Dividends receivable                                    53,046
     Interest receivable                                        495
     Receivable for shares sold                              23,421
     Foreign tax receivable                                  77,880
               Total assets                              71,760,120

LIABILITIES AND NET ASSETS:
     Payable for investments purchased                      324,915
     Accrued expenses                                        69,210
     Payable for shares repurchased                         197,340
     Foreign tax withholding liability                        3,523
               Total liabilities                            594,988
NET ASSETS                                          $    71,165,132

NET ASSETS CONSIST OF:
	Capital (capital stock and paid-in
      capital)                                      $    59,722,627
	Accumulated undistributed income (loss):
          Undistributed net investment income               (16,847)
		Accumulated net realized loss from
           investments and
           foreign currency transactions                   (190,203)
	Net unrealized appreciation on investments
      and translation of assets and
      liabilities in foreign currencies                  11,649,555

NET ASSETS APPLICABLE TO OUTSTANDING SHARES         $    71,165,132

Capital shares, $1.00 par value
     Authorized                                          10,000,000

     Outstanding                                          4,223,284

NET ASSET VALUE PER SHARE                                $    16.85

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1995 (unaudited)

INVESTMENT INCOME:
	Income:
		Dividends (net of foreign taxes
          withheld)                                    $    377,467
          Interest                                           28,846
          Foreign exchange gain                              48,122
                                                            454,435
	Expenses:
          Custodian fees                                     91,863
          Registration fees                                  19,320
          Management fees (Note 3)                          325,872
                                                            437,055
               Net investment income                         17,380

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY (Note 1):

	Net realized gain from:
          Investments                                       858,371
		Foreign currency transactions 	      		754,931

	Net increase (decrease) in unrealized
      appreciation on:
          Investments                                     3,636,407
		Translation of assets and
           liabilities in foreign currencies                 (8,193)
			Net realized and unrealized
                gain from investments and
                foreign currency                          5,241,516
			Increase in net assets
                resulting from operations          $      5,258,896

See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS

	SIX MONTHS
	ENDED	YEAR ENDED
	DECEMBER 31, 1995	JUNE 30,
	(UNAUDITED)	1995

INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income                   $      17,380    $       640,917
	Net realized gain from investments and
      foreign currency transactions              1,613,302          1,084,264
	Net increase (decrease) in unrealized
      appreciation on investments and
      translation of assets and
      liabilities in foreign currencies          3,628,214            (19,949)
              Net increase in net assets
               resulting from operations         5,258,896          1,705,232

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
     Net investment income                         (90,578)          (666,630)
     Net realized gain from investment
     transactions                               (1,505,101)        (2,304,439)
              Total distributions to
               shareholders                     (1,595,679)        (2,971,069)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
	Proceeds from 1,413,538 and 3,240,782
      shares sold                               23,721,535         51,468,851
	Net asset value of 84,444 and 173,600
      shares issued for
      reinvestment of distributions              1,411,897          2,673,863
                                                25,133,432         54,142,714

	Cost of 1,326,462 and 2,251,582 shares
     redeemed                                  (22,278,416)       (35,632,490)

			Net increase from capital
               share transactions                2,855,016         18,510,224

				Total increase in net
                    assets                       6,518,233         17,244,387

NET ASSETS:
     Beginning of period                        64,646,899         47,402,512

	End of period (including undistributed net
     investment income
     of ($16,847) and $56,351,
     respectively)                         $    71,165,132    $    64,646,899

*Distributions to shareholders:
     Income dividends per share                  $    .022           $    .17
     Capital gains distribution per share        $    .368           $    .67

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment
Company Act of 1940, as amended, as a
diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks are valued at the latest sales price or mean between the bid and asked price on the last business day of the period as reported by the principal securities exchange on which traded or, if no sale was reported on that date, at the mean between the latest reported bid and asked prices. Common stocks traded over-the-counter are valued at the mean between the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Distributions to shareholders are recorded on the exdividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

The investments of the Fund are subject to the risk of restrictions imposed by foreign governments and to political or economic uncertainties.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the exchange rate last quoted by a major bank in London on the last business day of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at the rate of exchange on the ex-dividend date. The resulting transaction exchange gain or loss has been included in the results of operations with the type of transaction giving rise to the gain or loss.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions
(exclusive of short-term investments and
currency transactions) during the period ended
December 31, 1995, were as follows:
	Purchases 		$	12,825,977
     Proceeds from sales      11,112,365


3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies
(including State and Federal registration fees), dues, interest, brokerage commissions, fees for pricing services, custodian fees and any extraordinary costs, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of 95/100 of 1% (0.95%).

A partnership formed by David L. Babson & Co.
Inc. and Stewart Ivory & Company, Ltd. is the investment counsel of the Fund. The investment counsel of the Fund is compensated by Jones &
Babson, Inc. at an annual rate of 475/1000 of 1%
(0.475%) of the average daily total net assets of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of Jones &
Babson, Inc., David L. Babson & Co. Inc. and/or
Stewart Ivory & Company, Ltd.

This report has been prepared for the
information of the Shareholders of Babson-
Stewart Ivory International Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.